SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2003

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      56-2331643
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX, , N/A                         75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       FH
                   First Horizon Mortgage Pass-Through Trust
              Mortgage Pass-Through Certificates, Series 2003-AR1

On October 25, 2003, The Bank of New York, as Trustee for FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2003-AR1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2003, among FH as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2003-AR1 relating to the distribution date of October 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of February 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 25, 2003


                                       FH


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated October 25, 2003


                             Payment Date: 10/25/03


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        16,913,819.44    4.881631%     1,763,646.94     67,387.00    1,831,033.95       0.00   1,418.85
                        2A1       105,277,711.99    5.113439%     7,807,793.41    448,609.31    8,256,402.72       0.00       0.00
Residual                2AR                 0.00    5.113439%             0.00          0.00            0.00       0.00       0.00
                        3A1        24,458,853.51    5.394021%     1,095,624.90    109,942.97    1,205,567.87       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          3,894,560.76    5.134456%         3,412.28     16,627.51       20,039.78       0.00      36.20
                        B2          1,342,917.71    5.134456%         1,176.62      5,733.48        6,910.09       0.00      12.48
                        B3          1,074,532.97    5.134456%           941.47      4,587.63        5,529.10       0.00       9.99
                        B4            402,577.11    5.134456%           352.72      1,718.77        2,071.49       0.00       3.74
                        B5            537,763.49    5.134456%           471.17      2,295.94        2,767.11       0.00       5.00
                        B6            403,358.79    5.134456%           353.40      1,722.11        2,075.50       0.00       3.75
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        154,306,095.78     -           10,673,772.91    658,624.71   11,332,397.62     -        1,490.01
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        15,150,172.50          1,418.85
                                2A1        97,469,918.58              0.00
Residual                        2AR                 0.00              0.00
                                3A1        23,363,228.61              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          3,891,148.49             36.20
                                B2          1,341,741.09             12.48
                                B3          1,073,591.50              9.99
                                B4            402,224.38              3.74
                                B5            537,292.33              5.00
                                B6            403,005.39              3.75
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        143,632,322.87          1,490.01
--------------------------------------------------------------------------------

                             Payment Date: 10/25/03


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    16,913,819.44     4.881631% 32051DTL6    60.481720      2.310940    519.553241
                           2A1   105,277,711.99     5.113439% 32051DTM4    41.171008      2.365546    513.965285
Residual                   2AR             0.00     5.113439% 32051DTN2     0.000000      0.000000      0.000000
                           3A1    24,458,853.51     5.394021% 32051DTP7    25.052590      2.513959    534.224238
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      3,894,560.76     5.134456% 32051DTQ5     0.870923      4.243876    993.146627
                           B2      1,342,917.71     5.134456% 32051DTR3     0.870923      4.243876    993.146627
                           B3      1,074,532.97     5.134456% 32051DTS1     0.870923      4.243876    993.146627
                           B4        402,577.11     5.134456% 32051DTT9     0.870923      4.243876    993.146627
                           B5        537,763.49     5.134456% 32051DTU6     0.870923      4.243876    993.146627
                           B6        403,358.79     5.134456% 32051DTV4     0.870893      4.243876    993.146693
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     154,306,095.78       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        15,997,591.00   102,998,538.19    24,636,193.66
Loan count                     33              218               52
Avg loan rate           5.196631%        5.452439%        5.752021%
Prepay amount        1,745,154.65     7,723,568.41     1,069,645.11

                          Total
                          -----
Prin balance       143,632,322.84
Loan count                    303
Avg loan rate                5.47
Prepay amount       10,538,368.17

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees         3,099.50        27,060.58         6,527.98
Sub servicer fees            0.00             0.00             0.00
Trustee fees                88.81           554.05           128.67


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

                          Total
                          -----
Master serv fees        36,688.06
Sub servicer fees            0.00
Trustee fees               771.53


Agg advances                  N/A
Adv this period              0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                        0.00
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.042752%           100.000000%            146,650,384.95
   -----------------------------------------------------------------------------
   Junior            4.957248%             0.000000%              7,649,003.18
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           3                 1,560,426.25
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 3                 1,560,426.25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           11,332,397.62         11,332,397.62
Principal remittance amount           10,673,772.91         10,673,772.91
Interest remittance amount               658,624.71            658,624.71